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SBNA – Retail Bank ~$105B Assets SC – Auto Finance ~$40B Assets BSI – Private Banking ~$8B Assets SANCAP3– Broker Dealer ~$24B Assets • • • • • • • • • • SHUSA 2 Santander SC operates in all 50 states Company locations SC BSI SBNA SANCAP

0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% SBNA SBNA Beta 35 32 31 30 27 22 20 20 18 18 3 2 6 13 16 13 14 14 13 13 6 6 5 5 5 $79 $74 $76 $79 $79 1Q22 2Q22 3Q22 4Q22 1Q23 Money Market NIB Deposits CD IB Deposits Savings As of March 31, 2023, balances in $MM Deposits Total Deposits 78,000 (a) Total Uninsured deposits 27,051 (b) Total Collateralized deposits 2,878 (c) Available liquidity sources Cash at Fed 9,476 (d) Unused borrowing capacity at FHLB 7,120 (e) Available capacity at Discount window 6,040 (f) Available capacity at Bank Term Funding Program 2,052 (g) Available capacity for Repo (assuming haircut of 5%) 1,701 (h) Repo from collateral used in (c) assuming 5% haircut 2,732 (i) Uninsured Deposit coverage ratio (d+e+f+g+h+i)/b 108% Uninsured Deposit Coverage Ratio Cash at Fed ral Reserve Capacity at Federal H me Loan Bank (FHLB) Federal Reserve Discount window Bank Term Funding Program (BTFP) Liquidity from unencumbered securities (5% haircut) Liquidity from released Govt deposit collateral3 2.7 1.7 2.1 6.0 7.1 9.5 $29.2B 24.2 Collateralized Deposits 2.9 $27.1B

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$616 $439 $228 $123 $297 1Q22 2Q22 3Q22 4Q22 1Q23 NII ($M) PRE-TAX INCOME ($M) NET INCOME1 ($M) Pre-Provision Net Revenue (“PPNR”) ($M) • $1,480 $1,533 $1,599 $1,562 $1,510 1Q22 2Q22 3Q22 4Q22 1Q23 $995 $950 $940 $882 $867 1Q22 2Q22 3Q22 4Q22 1Q23 $778 $546 $304 $121 $325 1Q22 2Q22 3Q22 4Q22 1Q23

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▪ ▪ ▪ 92 93 97 98 99 19 24 23 24 2614 23 23 22 2615 15 15 14 14 14 10 9 10 13$154 $165 $167 $168 $178 1Q22 2Q22 3Q22 4Q22 1Q23 Gross Loans Investments Other Assets¹ Leases Short-Term Funds 43 44 45 45 44 22 21 23 23 23 15 16 17 18 19 15 15 15 14 14 9 9 8 8 83 4 4 4 5 $107 $109 $112 $112 $113 1Q22 2Q22 3Q22 4Q22 1Q23 Auto C&I CRE Leases Res. Mtg Other

57 54 56 61 61 40 43 45 44 46 13 27 27 27 3522 20 20 18 18 22 21 19 18 18$154 $165 $167 $168 $178 1Q22 2Q22 3Q22 4Q22 1Q23 IB Deposits Borrowed Funds Other Liabilities¹ NIB Deposits Equity 35 32 31 30 27 22 20 20 18 18 3 2 6 13 16 13 14 14 13 13 6 6 5 5 5 $79 $74 $76 $79 $79 1Q22 2Q22 3Q22 4Q22 1Q23 Money Market NIB Deposits CDs IB Deposits Savings ▪ ▪ ▪ ▪ 1 6 11 16 21 26 31 36 41 46 51 56 61 66 71 76 81 86 91 96 10 1 10 6 11 1 11 6 12 1 12 6 13 1 13 6 14 1 14 6 15 1 15 6 16 1 16 6 17 1 17 6 18 1 18 6 19 1 19 6 20 1 20 6 21 1 21 6 22 1 22 6 23 1 23 6 24 1 24 6 25 1 25 6 26 1 26 6 27 1 27 6 28 1 28 6 29 1 29 6 30 1 30 6 31 1 31 6 32 1 32 6 33 1 33 6 34 1 34 6 35 1 35 6 36 1 36 6 37 1 37 6 38 1 38 6 39 1 39 6 40 1 40 6 41 1 41 6 42 1 42 6 43 1 43 6 44 1 44 6 45 1 45 6 46 1 46 6 47 1 47 6 48 1 48 6 49 1 49 6 50 1 50 6 51 1 51 6 52 1 52 6 53 1 53 6 54 1 54 6 55 1 55 6 56 1 56 6 57 1 57 6 58 1 58 6 59 1 59 6 60 1 60 6 61 1 61 6 62 1 62 6 63 1 63 6 64 1 64 6 65 1 65 6 66 1 66 6 67 1 67 6 68 1 68 6 69 1 69 6 70 1 70 6 71 1 71 6 72 1 72 6 73 1 73 6 74 1 74 6 75 1 75 6 76 1 76 6 77 1 77 6 78 1 78 6 79 1 79 6 80 1 80 6 81 1 81 6 82 1 82 6 83 1 83 6 84 1 84 6 85 1 85 6 86 1 86 6 87 1 87 6 88 1 88 6 89 1 89 6 90 1 90 6 91 1 91 6 92 1 92 6 93 1 93 6 94 1 94 6 95 1 95 6 96 1 96 6 97 1 97 6 98 1 98 6 99 1 99 6 10 0 1 10 0 6 10 1 1 10 1 6 10 2 1 10 2 6 10 3 1 10 3 6 10 4 1 10 4 6 10 5 1 10 5 6 10 6 1 10 6 6 10 7 1 10 7 6 10 8 1 10 8 6 10 9 1 10 9 6 11 0 1 11 0 6 11 1 1 11 1 6 11 2 1 11 2 6 11 3 1 11 3 6 11 4 1 11 4 6 11 5 1 11 5 6 11 6 1 11 6 6 11 7 1 11 7 6 11 8 1 11 8 6 11 9 1 11 9 6 12 0 1 12 0 6 12 1 1 12 1 6 12 2 1 12 2 6 12 3 1 12 3 6 12 4 1 12 4 6 12 5 1 12 5 6 12 6 1 12 6 6 12 7 1 12 7 6 12 8 1 12 8 6 12 9 1 12 9 6 13 0 1 13 0 6 13 1 1 13 1 6 Q1 2018 Q1 2019 Q1 2020 Q1 2021 Q1 2022 Q1 2023

• SHUSA NIM INTEREST RATE RISK SENSITIVITY (Change in annual net interest income for parallel rate movements)

▪ ▪ ▪ 17 1 Approximate FICO scores 2 Includes nominal capital lease originations 3 Includes SBNA loan originations of $1.3 billion and lease originations of $1.4 billion for Q1 2023 4 SBNA originations remain off SC’s balance sheet in the service-for-others portfolio Three Months Ended Originations ($ in Millions) Q1 2023 Q4 2022 Q1 2022 QoQ YoY Total Core Retail Auto $3,105 $3,063 $3,193 1% (3%) Chrysler Capital Loans (<640)1 $933 $966 $1,212 (4%) (23%) Chrysler Capital Loans (≥640)1 $694 $1,052 $1,365 (34%) (49%) Total Chrysler Capital Retail $1,627 $2,018 $2,577 (19%) (37%) Total Leases2 $1,478 $1,159 $1,744 28% (15%) Total Auto Originations3 $6,210 $6,240 $7,514 (0%) (17%) SBNA Originations4 $2,634 $2,490 $2,085 6% 26% % Variance

▪ ▪ ▪ 16% 17% 11% 9% 9% 7% 7% 6%

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Commercial: 30-89 Days Past Due1 CRE C&I Multifamily Other Commercial ³ 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Commercial: 90+ Days Past Due1 CRE C&I Multifamily Other Commercial ³ 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Consumer: 30-89 Days Past Due1 Residential Mortgage Home Equity RICs & Auto Loans Personal Unsecured Other Consumer ² 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% Consumer: 90+ Days Past Due1 Residential Mortgage Home Equity RICs & Auto Loans Personal Unsecured Other Consumer ²

▪ ▪ 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% Recoveries3 Consumer Commercial 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% C o m m er ci al C o n su m er Net Charge-Offs (“NCOs”) Consumer Commercial 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.16% 0.18% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% C o m m er ci al C o n su m er Charge-Offs1,2 Consumer Auto Loans Personal Unsecured Commercial C&I and CRE Multifamily

▪ ▪ ▪ 1 Includes ACL for unfunded commitments 2 Projected minimum CET1 ratio (minimum and ending) under the severely adverse scenario over the nine-quarter projection horizon, 2022:Q1–2024:Q1 3 Projected PPNR under the severely adverse scenario through the nine-quarter projection horizon, 2022:Q1–2024:Q1 Allowance Ratios March 31, 2023 December 31, 2022 March 31, 2022 (Dollars in Millions) (Unaudited) (Audited) (Unaudited) Total loans held for investment (“LHFI”) $98,759 $97,338 $91,776 Total ACL 1 $7,001 $6,866 $6,497 Total Allowance Ratio 7.1% 7.1% 7.1%

▪ ▪ ▪ 1Q23 4Q22 1Q22 QoQ (%) YoY (%) Senior Unsecured Debt 10.33 9.48 9.90 9.0% 4.4% FHLB 7.53 4.00 0.25 88.1% 2910.0% Credit-Linked Notes 1.25 1.30 0.26 -3.6% 386.1% Third-Party Secured Funding 4.72 3.95 0.00 19.4% 0.0% Amortizing Notes 3.92 4.65 2.60 -15.6% 50.8% Securitizations 18.17 20.24 23.20 -10.2% -21.7% Intragroup 0.00 0.00 4.00 0.0% -100.0% Total SHUSA Funding 45.92 43.62 40.21 5.3% 14.2% Preferred Equity Issuance to Santander 0.00 0.50 0.00 -100.0% 0.0%

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CET1 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO TIER 1 LEVERAGE RATIO ▪ ▪ 18.5% 16.9% 15.2% 13.2% 12.7% 1Q22 2Q22 3Q22 4Q22 1Q23 13.6% 11.8% 11.1% 10.2% 9.7% 1Q22 2Q22 3Q22 4Q22 1Q23 18.8% 17.2% 15.5% 13.9% 13.2% 1Q22 2Q22 3Q22 4Q22 1Q23 20.6% 18.9% 17.2% 15.9% 15.3% 1Q22 2Q22 3Q22 4Q22 1Q23 1 During the three months ended March 31, 2023, SHUSA declared a dividend to its common shareholder, Santander, in the amount of $250.0 million, which was paid on April 21, 2023

▪ 12.66% 10.00% 6% 8% 10% 12% 14% 16% 18% 20% Peer Group Median = 13.24% 11.30% 6% 8% 10% 12% 14% 16% 18% 20% 22% Peer Group Median = 15.25% 13.53% 10% 12% 14% 16% 18% 20% 22% 24% Peer Group Median = 9.67% 9.23% 6% 8% 10% 12% 14% 16% Peer Group Median =

Santander1 A2/Baa1 SHUSA Baa3 SBNA2 Baa1 Santander1 A+/A- SHUSA BBB+ SBNA A- Stable outlook (June 14, 2022) SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A/A- SHUSA BBB+ SBNA BBB+ Stable outlook (June 25, 2021) Stable outlook (July 22, 2022)

* Other includes the results of immaterial entities, earnings from non-strategic assets, the investment portfolio, interest expense on SBNA’s and SHUSA's borrowings and other debt obligations, amortization of intangible .assets and certain unallocated corporate income and indirect expenses.

($ in Millions) 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 SHUSA pre-tax pre-provision income Pre-tax income, as reported 1,539$ 1,084$ 903$ 778$ 546$ 304$ 121$ 325$ (Release of)/provision for credit losses (317) 20 14 217 404 636 761 542 Pre-tax pre-provision Income 1,222 1,104 917 995 950 940 882 867 CET1 to risk-weighted assets CET1 capital 19,895$ 20,573$ 21,068$ 20,576$ 19,565$ 18,025$ 16,256$ 15,916$ Risk-weighted assets 113,295 112,068 111,820 111,181 115,655 118,818 123,031 125,707 Ratio 17.6% 18.4% 18.8% 18.5% 16.9% 15.2% 13.2% 12.7% Tier 1 leverage Tier 1 capital 21,868$ 22,631$ 23,175$ 20,921$ 19,910$ 18,370$ 17,101$ 16,646$ Avg total assets, leverage capital purposes 148,072 152,058 154,429 154,305 168,042 165,054 167,686 172,191 Ratio 14.8% 14.9% 15.0% 13.6% 11.8% 11.1% 10.2% 9.7% Tier 1 risk-based Tier 1 capital 21,868$ 22,631$ 23,175$ 20,921$ 19,910$ 18,370$ 17,101$ 16,646$ Risk-weighted assets 113,295 112,068 111,820 111,181 115,655 118,818 123,031 125,707 Ratio 19.3% 20.2% 20.7% 18.8% 17.2% 15.5% 13.9% 13.2% Total risk-based Risk-based capital 23,446$ 24,192$ 25,333$ 22,848$ 21,896$ 20,396$ 19,607$ 19,171$ Risk-weighted assets 113,295 112,068 111,820 111,181 115,655 118,818 123,031 125,707 Ratio 20.7% 21.6% 22.7% 20.6% 18.9% 17.2% 15.9% 15.3%

1 Recovery rate – Includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 2 Net charge-off rates on RICs, HFI Q4 2018 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 4Q 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023